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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------



       Date of Report (Date of Earliest Event Reported): January 16, 2001

                             NATIONWIDE CREDIT, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)


            333-57249                                     58-1900192
    ------------------------                ------------------------------------
    (Commission File Number)                (I.R.S. Employer Identification No.)



2015 VAUGHN ROAD
BUILDING 300
KENNESAW, GA                                                          30144
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(Address of Principal Executive offices)                            (Zip Code)


                                 (770) 933-6659
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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NY2:\1003032\01\LHY001!.DOC\65475.0003

ITEM 5.              OTHER EVENTS.

                     On January 16, 2001, Nationwide Credit, Inc. (the "Corporation") entered into a Waiver and Amendment (the "Waiver and Amendment ") amending that certain Amended and Restated Credit Agreement, dated as of April 18, 2000, among the Corporation, NCI Acquisition Corporation, Lehman Brothers Inc., as Arranger, Lehman Commercial Paper Inc., as Syndication Agent, Fleet Capital Corporation, as Administrative Agent and Collateral Monitoring Agent, BHF (USA) Capital Corporation, as Documentation Agent, and the Lenders party thereto. The Waiver and Amendment is effective.

                     The information set forth in the Waiver and Amendment is attached hereto as an exhibit and is incorporated herein by reference in its entirety.

ITEM 7.              FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                     AND EXHIBITS

                     (c) Exhibits.

Exhibit No.                 Exhibit
-----------                 -------

10.24 Waiver and Amendment, dated as of January 16, 2001, amending that certain Amended and Restated Credit Agreement, dated as of April 18, 2000, among Nationwide Credit, Inc., NCI Acquisition Corporation, Lehman Brothers Inc., as Arranger, Lehman Commercial Paper Inc., as Syndication Agent, Fleet Capital Corporation, as Administrative Agent and Collateral Monitoring Agent, BHF (USA) Capital Corporation, as Documentation Agent, and the Lenders party thereto.





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
                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        NATIONWIDE CREDIT, INC.

Date: January 18, 2001.                 By: /s/ Michael Lord
                                            -----------------------------------
                                            Name: Michael Lord
                                            Title: Co-Chief Executive Officer

















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
                                  EXHIBIT INDEX


Exhibit No.                 Exhibit
-----------                 -------

10.24 Waiver and Amendment, dated as of January 16, 2001, amending that certain Amended and Restated Credit Agreement, dated as of April 18, 2000, among Nationwide Credit Inc., NCI Acquisition Corporation, Lehman Brothers Inc., as Arranger, Lehman Commercial Paper Inc., as Syndication Agent, Fleet Capital Corporation, as Administrative Agent and Collateral Monitoring Agent, BHF (USA) Capital Corporation, as Documentation Agent, and the Lenders party thereto.
















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